UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                                January 3, 2005
                     ------------------------------------------
                       (Date of earliest event reported)


                              RAYOVAC CORPORATION
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Wisconsin                     001-13615                22-2423556
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(State or other Jurisdiction     (Commission File No.)         (IRS Employer
   of Incorporation)                                        Identification No.)


           Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
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          (Address of principal executive offices, including zip code)

                                 (770) 829-6200
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              (Registrant's telephone number, including area code)

                                 Not Applicable
       ------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 3, 2005, Rayovac Corporation, a Wisconsin corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Lindbergh Corporation, a Delaware corporation and a wholly owned subsidiary of the Company ("Sub") and United Industries Corporation, a Delaware corporation ("United"), pursuant to which the Company will acquire all of the outstanding equity interests of United. In accordance with the Merger Agreement, Sub will merge with and into United, with United continuing as the surviving corporation. The total merger consideration will consist of 13.75 million shares of Company common stock and $70 million in cash.

         The transaction has been approved by the Company's and United's boards of directors and holders of a majority of United's voting capital stock and is subject to regulatory approvals and other customary closing conditions. The Company expects the transaction to close in February.

         In connection with the Merger Agreement, the Company has also entered into a shareholder's agreement, and pursuant to the Merger Agreement, the Company will enter into a registration rights agreement and a standstill agreement at the closing of the transaction.

         Pursuant to the terms of the shareholder's agreement by and between the Company and UIC Holdings, L.L.C. ("Holdings") dated as of January 3, 2005 (the "Shareholder's Agreement"), the Company will increase the size of its board of directors from eight to ten and cause each of the new director positions (Class II directors on the Company's classified board) to be filled by persons designated by Holdings. The Company will allow Holdings to include on any slate of directors presented to the Company's stockholders for election at the appropriate meeting of stockholders, to be approved by the Company's nominating committee, up to two directors on the Company's board of directors for so long as Holdings and certain of its affiliates own at least 15% of the Company's issued and outstanding common stock on a fully-diluted basis, and one director for so long as Holdings and certain of its affiliates own at least 10% of the Company's issued and outstanding common stock on a fully-diluted basis. The Shareholder's Agreement prohibits Holdings from selling or transferring shares of the Company's common stock it received in the Company's acquisition of United for 12 months following the consummation of the acquisition or from selling or transferring more than 50% of such shares during the 18 month period following the consummation of that acquisition.

         Pursuant to the terms of the registration rights agreement by and among the Company and holders of shares of United's common stock immediately prior to the acquisition, which will be entered into at the closing of the acquisition (the "Registration Rights Agreement"), the Company will agree to prepare and file with the U.S. Securities and Exchange Commission, not later than nine months following the consummation of the acquisition of United, a registration statement to permit the public offering and resale under the Securities Act of 1933 on a continuous basis shares of the Company's common stock held by the beneficiaries of the agreement. The Company will also grant to the former stockholders of United certain rights to require the Company, on not more than three occasions, to prepare and file a registration statement relating to the shares received by them in the merger as well as certain rights to include such shares in any registration statement proposed to be filed by the Company.

         Pursuant to the terms of the standstill agreement by and among Holdings, Thomas H. Lee Equity Fund IV, L.P., THL Equity Advisors, L.P., Thomas H, Lee Partners, L.P. and Thomas H. Lee Advisors, L.L.C. (together, the "Restricted Parties") and the Company, which will be entered into at the closing of the acquisition (the "Standstill Agreement"), the Restricted Parties and certain of their affiliates will be prohibited, until the fifth anniversary of consummation of the acquisition of United, from acquiring ownership in excess of 28% of the Company's outstanding capital stock on a fully-diluted basis, soliciting proxies or consents with respect to the Company's capital stock, soliciting or encouraging third parties to acquire or seek to acquire the Company, a significant portion of its assets or more than 5% of its outstanding capital stock, or joining or participating in a pooling agreement, syndicate, voting trust or other similar arrangement with respect to the Company's capital stock for the purpose of acquiring, holding, voting or disposing of the Company's capital stock.

         On January 4, 2005, the Company announced that it had entered into the Merger Agreement by press release, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

         David A. Jones, Chairman of the Board and Chief Executive Officer of the Company, and trusts for his family members, own 200,000 shares of United common stock, and Mr. Jones holds vested options to acquire 400,000 shares of United common stock at a weighted average exercise price of $2.00 per share. Mr. Jones was a member of the board of directors of United from January 20, 1999 to December 31, 2003 and provided consulting services to United under an agreement that was terminated on September 28, 2004. Thomas R. Shepherd, a member of the Company's Board of Directors, is an investor in Thomas H. Lee Equity Fund IV, L.P. The Company's Board of Directors established an independent committee of the Board, which did not include Mr. Jones or Mr. Shepherd, to evaluate, negotiate and approve the terms of the transaction.

         The foregoing descriptions of the Merger Agreement, the Shareholder's Agreement, the Registration Rights Agreement and the Standstill Agreement do not purport to be complete statements of the parties' rights thereunder and are qualified in their entirety by reference to the Merger Agreement, the Shareholder's Agreement, the form of Registration Rights Agreement and the form of Standstill Agreement, copies of which are attached hereto as Exhibits 2.1, 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits

               Exhibit                Description of Exhibit
               Number

                 2.1 Agreement and Plan of Merger by and among Rayovac Corporation, Lindbergh Corporation and United Industries Corporation dated as of January 3, 2005.

                 4.1 Shareholder's Agreement by and between Rayovac Corporation and UIC Holdings, L.L.C.
                           dated as of January 3, 2005.

                 4.2 Form of Registration Rights Agreement by and among Rayovac Corporation and certain shareholders (Exhibit E to Agreement and Plan of Merger).

                 4.3 Form of Standstill Agreement by and among Rayovac Corporation, UIC Holdings, L.L.C., Thomas H. Lee Equity Fund IV, L.P., THL Equity Advisors, L.P., Thomas H, Lee Partners, L.P. and Thomas H. Lee Advisors, L.L.C. (Exhibit I to Agreement and Plan of Merger).

                 99.1 Press Release dated January 4, 2005 issued by Rayovac Corporation.

                              SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 4, 2005                  RAYOVAC CORPORATION



                                        By:  /s/ Randall J. Steward
                                            ---------------------------
                                            Name:   Randall J. Steward
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer

EXHIBIT INDEX


               Exhibit                Description of Exhibit
               Number

                 2.1 Agreement and Plan of Merger by and among Rayovac Corporation, Lindbergh Corporation and United Industries Corporation dated as of January 3, 2005.

                 4.1 Shareholder's Agreement by and between Rayovac Corporation and UIC Holdings, L.L.C.
                           dated as of January 3, 2005.

                 4.2 Form of Registration Rights Agreement by and among Rayovac Corporation and certain shareholders (Exhibit E to Agreement and Plan of Merger).

                 4.3 Form of Standstill Agreement by and among Rayovac Corporation, UIC Holdings, L.L.C., Thomas H. Lee Equity Fund IV, L.P., THL Equity Advisors, L.P., Thomas H, Lee Partners, L.P. and Thomas H. Lee Advisors, L.L.C. (Exhibit I to Agreement and Plan of Merger).

                 99.1 Press Release dated January 4, 2005 issued by Rayovac Corporation.